                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                         -----------------------------


                                   FORM 8-K

                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  February 19, 1998



                       GREEN TREE FINANCIAL CORPORATION
              as originator of Certificates for Home Equity Loans
                                 Series 1998-A
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            (Exact name of registrant as specified in its charter)


        Delaware                   01-08916                       41-1807858
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(State or other Jurisdiction  (Commission File Number)       (I.R.S. Employer
     of incorporation)                                      Identification No.)


1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota 55102-1639
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                   (Address of principal executive offices)


Registrant's telephone number, including area code: (612) 293-3400
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                                Not Applicable
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         (Former name or former address, if changed since last report)

ITEM 1.  Changes in Control of Registrant.
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         Not applicable.

ITEM 2.  Acquisition or Disposition of Assets.
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         Not applicable

ITEM 3.  Bankruptcy or Receivership.
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         Not applicable

ITEM 4.  Changes in Registrant's Certifying Accounting.
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         Not applicable

ITEM 5.  Other Events.
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         On February 19, 1998, the Registrant sold approximately $400,000,000 of Certificates for Home Equity Loans, Series 1998-A, evidencing beneficial ownership interests in a trust consisting of fixed-rate home equity loan contracts and adjustable rate home equity loan contracts conveyed by Green Tree Financial Corporation.

ITEM 6.  Resignations of Registrant's Directors.
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         Not applicable

ITEM 7.  Financial Statements and Exhibits.
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         (a) Financial statements of businesses acquired.

             Not applicable

         (b) Pro forma financial information.

             Not applicable

         (c) Exhibits.

             The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

             Exhibit No.     Description
             -----------     -----------

                 4.1 Pooling and Servicing Agreement between Green Tree Financial Corporation, as Seller and Servicer, and First Trust National Association, as Trustee, dated as of February 1, 1998, relating to Certificates for Home Equity Loans, Series 1998-A

                 8.1 Tax opinion of Briggs and Morgan Professional Association, dated February 19, 1998, relating to REMIC matters


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             GREEN TREE FINANCIAL
                             CORPORATION
                             as originator of Certificates for
                             Home Equity Loans Series 1998-A


                             By:  /s/ Scott T. Young
                                 ------------------------------------
                                 Scott T. Young
                                 Senior Vice President and Controller

INDEX TO EXHIBITS


Exhibit
-------
Number
-------

4.1 Pooling and Servicing Agreement between Green Tree Financial Corporation, as Seller and Servicer, and First Trust National Association, as Trustee, dated as of February 1, 1998, relating to Certificates for Home Equity Loans, Series 1998-A

8.1     Tax opinion of Briggs and Morgan, Professional
        Association, dated February 19, 1998, relating to
        REMIC matters